Putnam
Limited Duration
Government
Income Fund*

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

[GRAPHIC OMITTED: LOCK]

[SCALE LOGO OMITTED]

* Formerly Putnam Intermediate
  U.S. Government Income Fund


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of 2004 we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Furthermore, fund ownership (in dollar ranges) is now being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Limited
Duration Government Income Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005



Report from Fund Management

Fund highlights

 * For the fiscal year ended November 30, 2004, class A shares of Putnam Limited Duration Gov ern ment Income Fund returned 2.00% without sales charges and -1.24% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman Intermediate Government Bond Index, gained 2.57% over the same period.

 * The average return for the fund's Lipper category, Short-Intermediate U.S. Government Funds, was 1.81%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

After a three-year bull run, the upward momentum of U.S. bond markets subsided in the year ended November 30, 2004. Investors' concerns about inflation and potential erosion of bond prices were renewed amid signs of steady U.S and global economic expansion and expectations -- which were met in the year's second half -- that the Federal Reserve Board would begin to lift short-term interest rates. Investment-grade bond markets posted modest, low-single-digit gains for the year. Your fund's management team kept duration, or interest-rate sensitivity, short during the year to protect against loss of principal, but the lower income produced by shorter-maturity securities caused the fund to lag its benchmark. However, the fund's performance at NAV (net asset value) was in line with that of its Lipper peer group average.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
Class A
(inception 2/16/93)           NAV             POP
--------------------------------------------------
1 year                       2.00%          -1.24%
--------------------------------------------------
5 years                     29.06           24.91
Annual average               5.23            4.55
--------------------------------------------------
10 years                    80.06           74.38
Annual average               6.06            5.72
--------------------------------------------------
Annual average
(life of fund)               5.23            4.93
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam Limited Duration Govern ment Income Fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital by allocating its assets among intermediate-maturity U.S. Treasuries, mortgage-backed securities, and other U.S. government agency securities. The fund may be appropriate for investors seeking current income.


Market overview

Conflicting signals about the strength of U.S. economic growth drove bond market performance during the year. While some signs pointed to expansion -- a strong housing market, reports of solid corporate profits, and respectable GDP growth -- others, such as disappointing job growth and low capacity utilization, did not support perceptions of economic growth. Bond investors watch these signals closely as they can indicate the likely direction of interest rates.

Interest rates meandered up and down in response to contrasting economic signals until April 2004, when investors bid up rates in the belief that the Federal Reserve Board (the Fed) would need to raise short-term interest rates aggressively to rein in growth. The Fed's approach, however, proved to be more gradual: it raised rates four times over the second half of the year, but in modest 0.25% increments.

As the Fed lifted short-term rates, yields on securities with shorter maturities rose significantly, while yields at the long end of the maturity spectrum remained fairly stable. The result was a flattening in the shape of the yield curve (a graphical representation of the difference between yields on short-term and long-term securities).

Lower volatility, the result of clear guidance on the direction of interest rates from the Fed, created a favorable environment for mortgage-backed securities (MBSs), enabling them to outperform Treasuries and agencies, the other sectors in which your fund can invest. Prices of MBSs also benefited from increased investor demand worldwide, as their higher yields, and generally high credit quality, proved especially attractive in a low-rate environment.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           2.57%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.44%
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.07%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.61%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     12.86%
------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              12.66%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.19%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/04.
------------------------------------------------------------------------------

Strategy overview

There are two key strategic decisions that we make in managing the fund. The first is to estimate the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. We strive to position your fund to benefit from expected changes in interest rates and in the shape of the yield curve. Our second major decision is to allocate portfolio holdings by market sector. We assess the relative attractiveness not only of sectors included in the benchmark (U.S. Treasuries and agencies) but also those that are not in the benchmark but that are allowable investments within fund guidelines (MBSs).

In addition, we make several strategic decisions related specifically to MBSs. We evaluate the relative appeal of pass-through securities issued by the Government National Mortgage Association (known as Ginnie Maes), the Federal National Mortgage Association (Fannie Maes), and the Federal Home Loan Mortgage Corporation (Freddie Macs). We also seek to identify securities with maturities (e.g., 30-year, 15-year, or adjustable-rate), coupon levels (e.g., 5.5%, 6.5%, 7%), and seasoning (length of time in the market) in order to determine what we believe are the best risk/return trade-offs for the portfolio.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                                          as of 5/31/04    as of 11/30/04

U.S. Treasury securities                       44.4%             48.5%

Fixed-rate mortgage-backed securities          39.2%             35.9%

Cash and short-term investments                10.4%             17.9%

U.S. government agency obligations              7.8%              8.7%

Adjustable-rate mortgage-backed securities      0.0%              2.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Throughout the year, the portfolio had a shorter, more defensive duration than that of the benchmark. This positioning variously boosted or detracted from returns in the course of the year, depending on the direction of interest rates; overall, however, the short positioning detracted from relative performance for the year.

In mid-May, we positioned the fund to benefit from a flattening of the yield curve, in the belief that the short end would rise much more than the long end, a forecast that turned out to be accurate. In fact, as the Fed raised rates over the next five months, long-term rates held steady around a narrow range. Although we moved the fund's curve positioning back to neutrality before the flattening had ceased, this strategy was decidedly advantageous to the fund's relative performance.

In terms of sector allocation, we consistently emphasized mortgage-backed securities (MBSs) over government agency securities during the year. The market for MBSs is much larger and deeper than that for agencies; there is also relatively greater opportunity for adding value through security selection, by choosing among instruments that reflect differing prepayment assumptions. Furthermore, MBSs, which by definition are backed by mortgage obligations and do not rely entirely on the issuing agency's credit for repayment, are less vulnerable than unsecured agency bonds to negative news about individual issuers.

Midway through the fiscal year, we began to lighten our holdings in conventional mortgage instruments in favor of other types of mortgage derivative securities, which we saw as an attractive way to take prepayment risk relative to mortgage securities. That strategy made a positive contribution to fund performance in the second half of the year.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                         11/30/03       5/31/04      11/30/04

Average effective maturity in years        3.2           4.3           3.8

Duration in years                          2.8           3.4           2.7

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


We consistently emphasized Fannie Maes (both agencies and pass-throughs) over Freddie Macs and Ginnie Maes during the year. The market for Fannie Maes is relatively deeper and more liquid, typically resulting in lower transaction costs. Also, we believed that investors were overpaying for the explicit U.S. government guarantee of Ginnie Mae debt, versus the implied warranty for Fannie Mae and Freddie Mac securities. That decision, however, turned out to be unfavorable, as Ginnie Maes outperformed during most of the year on robust demand from foreign buyers -- central banks, commercial banks, and private investors.

With regard to maturity, our preference for most of the year was for longer-dated, 30-year instruments. The higher yields on these securities made them much sought after by income-oriented investors, so this bias aided performance. We also favored higher-coupon issues. Although they carry higher prepayment risk, we felt that investors had excessively penalized such securities for that risk. For example, our holdings of intermediate-maturity, FNMA 7.25% debentures due January 2010 contributed positively to performance. We also invested in 30 year FNMA 7.00%s for much of the year.

In terms of seasoning, our preference for older issues, which are less exposed to prepayment risk than newer securities, was a slight positive.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

As part of Putnam's continuing effort to improve clarity in our fund lineup, we have renamed your fund to more accurately reflect its investment objectives and strategies. Effective November 30, 2004, Putnam Intermediate U.S. Government Income Fund was renamed Putnam Limited Duration Government Income Fund. In addition to the name change, there are two changes to the fund's investment policies. Effective January 21, 2005, the fund's policy, as stated in the fund's prospectus, of maintaining a dollar-weighted maturity of three to ten years will be removed. In addition, effective November 30, 2004, the fund will normally maintain an average duration of one to three years, while continuing to invest in securities with maturities between one and ten years. The fund's objectives and investment team remain the same, so it can continue to serve its intended role in your portfolio.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that interest rates will continue to rise as the Fed seeks to manage the pace of economic growth with steady, modest increases to short-term rates from current abnormally low levels. Therefore, your fund's portfolio remains conservatively positioned with a short duration in an effort to protect principal value from eroding as rates rise. We have moved to a more neutral stance with regard to yield-curve positioning because, although we expect the curve to continue to flatten, we believe that the market has already anticipated much of this flattening.

In terms of sector allocation, we continue to emphasize MBSs over agencies relative to the benchmark. Although the mortgage sector outperformed Treasuries by a substantial margin in 2004, it is our view that select mortgage securities still offer value. Among the major issuers of mortgage securities, we continue to favor Fannie Mae over Ginnie Mae and Freddie Mac. We also continue to prefer longer-maturity instruments, whose higher yields support their prices while enhancing fund income, and favor higher-coupon, more seasoned securities for their lesser exposure to prepayment risk.

In coming months we will seek to take advantage of income opportunities that should accompany rising interest rates, while at the same time striving to preserve capital and maintain prudent levels of risk exposure.


The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker is a
Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin Cronin        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Rob Bloemker        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------



Other funds managed by the Portfolio Leader and Portfolio Member

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund and The George Putnam Fund of Boston.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust.

Kevin Cronin and Rob Bloemker may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Member did not change during the year ended November 30, 2004.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.



------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD

                                                   $1 -        $10,001 -   $50,001-     $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2004      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2003      *
------------------------------------------------------------------------------------------------
John Boneparth                     2004      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2003      *
------------------------------------------------------------------------------------------------
Kevin Cronin                       2004      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2004                            *
------------------------------------------------------------------------------------------------
President and CEO                  2003      *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2004      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            N/A
------------------------------------------------------------------------------------------------
Steven Krichmar                    2004      *
------------------------------------------------------------------------------------------------
Chief of Operations                N/A
------------------------------------------------------------------------------------------------
Francis McNamara, III              2004                *
------------------------------------------------------------------------------------------------
General Counsel                    N/A
------------------------------------------------------------------------------------------------
Richard Monaghan                   2004      *
------------------------------------------------------------------------------------------------
Head of Retail Management          2003      *
------------------------------------------------------------------------------------------------
Stephen Oristaglio                 2004      *
------------------------------------------------------------------------------------------------
Head of Investments                2003      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2004      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.



Performance summary

This section shows your fund's performance during its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (2/16/93)             (2/16/93)             (7/26/99)              (4/3/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                     2.00%     -1.24%      1.38%     -1.61%      1.24%      0.25%      1.85%     -0.26%      1.78%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   29.06      24.91      25.42      25.42      24.24      24.24      28.23      25.64      27.46
Annual average             5.23       4.55       4.63       4.63       4.44       4.44       5.10       4.67       4.97
----------------------------------------------------------------------------------------------------------------------------------
10 years                  80.06      74.38      69.80      69.80      66.36      66.36      77.86      74.49      75.64
Annual average             6.06       5.72       5.44       5.44       5.22       5.22       5.93       5.72       5.79
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             5.23       4.93       4.61       4.61       4.40       4.40       5.09       4.91       4.98
----------------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/94 to 11/30/04

                                 Lehman Intermediate
               Fund's class A       Government
Date            shares at POP       Bond Index

11/30/94            9,675             10,000
11/30/95           11,027             11,366
11/30/96           11,538             12,009
11/30/97           12,404             12,763
11/30/98           13,338             13,905
11/30/99           13,370             14,071
11/30/00           14,604             15,227
11/30/01           15,645             16,882
11/30/02           16,888             18,085
11/30/03           17,094             18,695
11/30/04          $17,438            $19,177

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,980 and $16,636, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,786 ($17,449 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $17,564. See first page of performance section for performance calculation method.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/04
------------------------------------------------------------------------------
                                                      Lipper Short-
                             Lehman Intermediate      Intermediate U.S.
                             Government               Government Funds
                             Bond Index               category average*
------------------------------------------------------------------------------
1 year                       2.57%                    1.81%
------------------------------------------------------------------------------
5 years                     36.28                    29.51
Annual average               6.39                     5.30
------------------------------------------------------------------------------
10 years                    91.77                    75.69
Annual average               6.73                     5.78
------------------------------------------------------------------------------
Annual average
(life of fund)               5.92                     5.20
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 11/30/04, there were 81, 70, and 42 funds, respectively, in this Lipper category.



----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/04
----------------------------------------------------------------------------------------------------------
                                     Class A        Class B    Class C          Class M        Class R
----------------------------------------------------------------------------------------------------------
Distributions (number)                 12             12         12                12             12
----------------------------------------------------------------------------------------------------------
Income                             $0.082913      $0.051785  $0.044177         $0.075081      $0.071360
----------------------------------------------------------------------------------------------------------
Capital gains
Long-term                           0.025000       0.025000   0.025000          0.025000       0.025000
----------------------------------------------------------------------------------------------------------
Short-term                          0.015000       0.015000   0.015000          0.015000       0.015000
----------------------------------------------------------------------------------------------------------
Total                              $0.122913      $0.091785  $0.084177         $0.115081      $0.111360
----------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------
11/30/03                      $5.18      $5.35      $5.19      $5.18      $5.20      $5.31         --
----------------------------------------------------------------------------------------------------------
12/1/03*                         --         --         --         --         --         --      $5.18
----------------------------------------------------------------------------------------------------------
11/30/04                       5.16       5.33       5.17       5.16       5.18       5.29       5.16
----------------------------------------------------------------------------------------------------------
Current return
(end of period)
----------------------------------------------------------------------------------------------------------
Current dividend rate 1       1.70%      1.65%      1.10%      0.95%      1.54%      1.51%      1.45%
----------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield (with
expense limitation) 2,3       1.91       1.85       1.32       1.17       1.76       1.73       1.67
----------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield (without
expense limitation) 2         1.83       1.77       1.23       1.09       1.68       1.64       1.58
----------------------------------------------------------------------------------------------------------

* Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 For a portion of the period, this fund limited expenses, without which yields would have been lower.




----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)             (2/16/93)             (2/16/93)             (7/26/99)              (4/3/95)         (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                     2.05%     -1.21%      1.22%     -1.76%      1.09%      0.09%      1.89%     -0.23%      1.81%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   30.63      26.37      26.94      26.94      25.74      25.74      29.77      27.12      28.97
Annual average             5.49       4.79       4.89       4.89       4.69       4.69       5.35       4.92       5.22
----------------------------------------------------------------------------------------------------------------------------------
10 years                  80.60      74.88      70.30      70.30      66.73      66.73      78.36      74.95      76.11
Annual average             6.09       5.75       5.47       5.47       5.25       5.25       5.96       5.75       5.82
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             5.24       4.95       4.62       4.62       4.41       4.41       5.10       4.93       4.99
----------------------------------------------------------------------------------------------------------------------------------


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Limited Duration Government Income Fund from June 1, 2004, to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



--------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04
--------------------------------------------------------------------------------------------
                                Class A     Class B     Class C     Class M     Class R
--------------------------------------------------------------------------------------------
Expenses paid per $1,000*           $5.10       $8.12       $8.87       $5.86       $6.36
--------------------------------------------------------------------------------------------
Ending value (after expenses)   $1,020.00   $1,016.90   $1,016.30   $1,019.20   $1,018.60
--------------------------------------------------------------------------------------------


* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2004, use the calculation method below. To find the value of your investment on June 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 06/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                              Expenses paid             expenses
investment on 6/1/04  [DIV]  $1,000   x    per $1,000              = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]  $1,000   x    $5.10 (see table above) = $51.00
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.



--------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 11/30/04
--------------------------------------------------------------------------------------------
                               Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------------
Expenses paid per $1,000*          $5.10      $8.12      $8.87      $5.86      $6.36
--------------------------------------------------------------------------------------------
Ending value (after expenses)  $1,019.95  $1,016.95  $1,016.20  $1,019.20  $1,018.70
--------------------------------------------------------------------------------------------


* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.



--------------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------------
                               Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                 1.01%      1.61%      1.76%      1.16%      1.26%
--------------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                        1.04%      1.64%      1.79%      1.19%      1.29%
--------------------------------------------------------------------------------------------


 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the man agers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Limited Duration
Government Income Fund     263%       509%       539%       224%       401%
------------------------------------------------------------------------------
Lipper Short-Intermediate
U.S. Government Funds
category average           204%       184%       167%       170%       133%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.08

Taxable bond
fund average           0.30

0%   INCREASING RISK   100%


Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of pur chase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Limited Duration Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund), including the fund's portfolio, as November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Limited Duration Government Income Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Boston, Massachusetts
January 13, 2005


The fund's portfolio
November 30, 2004

U.S. government and agency mortgage obligations (34.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
U.S. Government Guaranteed Mortgage Obligations (2.4%)
               Government National Mortgage
               Association Adjustable Rate
               Mortgages
      $114,553 7s, July 20, 2026                                       $115,703
    14,427,981 4 1/2s, August 20, 2034                               14,533,428
               Government National Mortgage
               Association Pass-Through
               Certificates
     2,160,823 7 1/2s, with due dates from December
               15, 2023 to  March 15, 2032                            2,333,565
       397,032 7s, with due dates from July 15,
               2029 to May 15, 2032                                     424,273
                                                                 --------------
                                                                     17,406,969

U.S. Government Agency Mortgage Obligations (32.2%)
               Federal Home Loan Mortgage
               Corporation
        69,649 7 1/2s, with due dates from April 1,
               2016 to  December 1, 2017                                 74,481
               Federal National Mortgage
               Association  Pass-Through
               Certificates
           429 8s, May 1, 2013                                              464
       375,826 7 1/2s, with due dates from October
               1, 2022 to November 1, 2030                              403,458
    91,414,524 7s, with due dates from July 1, 2023
               to October 1, 2034                                    97,139,465
       896,015 7s, with due dates from September 1,
               2007 to January 1, 2015                                  952,017
    11,200,000 7s, TBA, December 1, 2034                             11,880,749
     4,962,594 6 1/2s, with due dates from
               September 1, 2023 to July 1, 2034                      5,223,296
     2,180,605 6 1/2s, with due dates from February
               1, 2014 to October 1, 2018                             2,317,087
    36,600,000 6 1/2s, TBA, December 1, 2034                         38,401,408
       949,109 6s, with due dates from March 1,
               2014 to October 1, 2016                                  997,365
    25,100,000 6s, TBA, December 1, 2034                             25,903,983
       377,039 5 1/2s, with due dates from June 1,
               2013 to December 1, 2013                                 390,486
    10,190,000 5 1/2s, TBA, December 1, 2034                         10,303,046
       348,286 5s, May 1, 2019                                          353,347
    25,100,000 5s, TBA, December 1, 2034                             24,758,796
     9,000,000 5s, TBA, December 1, 2019                              9,116,719
       563,587 4s, June 1, 2019                                         548,044
                                                                 --------------
                                                                    228,764,211
                                                                 --------------
               Total U.S. government and agency
               mortgage  obligations
               (cost $245,288,866)                                 $246,171,180

U.S. government agency obligations (8.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $53,694,000 Fannie Mae 7 1/4s, January 15, 2010                  $61,524,583
                                                                 --------------
               Total U.S. government agency
               obligations (cost $61,255,423)                       $61,524,583

U.S. treasury obligations (48.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Notes
    $1,300,000 4 1/4s, August 15, 2014                               $1,288,219
    65,596,000 4 1/4s, August 15, 2013                               65,452,509
    25,000,000 4s, February 15, 2014                                 24,378,905
   102,000,000 3 1/4s, August 15, 2008                              101,330,625
    40,500,000 1 7/8s, January 31, 2006                              40,101,326
    97,198,000 1 5/8s, January 31, 2005                              97,122,069
    15,000,000 1 1/8s, June 30, 2005                                 14,889,843
                                                                 --------------
               Total U.S. treasury obligations
               (cost $346,637,869)                                 $344,563,496

Collateralized mortgage obligations (6.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Fannie Mae
    $3,540,197 Ser. 03-W6, Class PT1, 9.37s, 2042                    $3,981,159
     2,668,429 Ser. 04-T3, Class 1A4, 7 1/2s, 2044                    2,862,652
     1,641,921 Ser. 02-T18, Class A4, 7 1/2s, 2042                    1,759,227
     4,882,351 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    5,231,751
     9,583,763 Ser. 02-T16, Class A3, 7 1/2s, 2042                   10,268,642
       871,149 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                      933,782
     2,853,678 Ser. 02-W4, Class A5, 7 1/2s, 2042                     3,055,904
       119,190 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       127,118
       442,160 Ser. 02-14, Class A2, 7 1/2s, 2042                       473,350
     2,649,679 Ser. 01-T10, Class A2, 7 1/2s, 2041                    2,826,748
     1,905,107 Ser. 02-T4, Class A3, 7 1/2s, 2041                     2,037,448
       682,159 Ser. 02-T6, Class A2, 7 1/2s, 2041                       729,193
     1,305,928 Ser. 01-T12, Class A2, 7 1/2s, 2041                    1,396,740
       737,828 Ser. 01-T8, Class A1, 7 1/2s, 2041                       788,254
     4,480,381 Ser. 01-T7, Class A1, 7 1/2s, 2041                     4,782,333
        16,565 Ser. 01-T3, Class A1, 7 1/2s, 2040                        17,689
       239,087 Ser. 99-T2, Class A1, 7 1/2s, 2039                       255,751
     3,307,045 Ser. 02-T1, Class A3, 7 1/2s, 2031                     3,537,942
     1,376,660 Ser. 00-T6, Class A1, 7 1/2s, 2030                     1,469,440
       150,005 Ser. 02-W7, Class A5, 7 1/2s, 2029                       160,703
       457,864 Ser. 02-W3, Class A5, 7 1/2s, 2028                       490,161
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
     1,205,655 Ser. T-58, Class 4A, 7 1/2s, 2043                      1,289,536
       657,070 Ser. T-42, Class A5, 7 1/2s, 2042                        703,271
         3,401 Ser. T-41, Class 3A, 7 1/2s, 2032                          3,633
                                                                 --------------
               Total collateralized mortgage
               obligations (cost $49,751,181)                       $49,182,427

Short-term investments (17.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $19,500,000 Federal National Mortgage
               Association, 2.00%, December 13,
               2004                                                 $19,487,065
     1,500,000 U.S. Treasury Bills zero %, December
               30, 2004 (SEG)                                         1,497,807
   106,100,000 Interest in $350,000,000 joint
               tri-party repurchase agreement
               dated November 30, 2004 with UBS
               Securities due December 1, 2004 with
               respect to various U.S. Government
               obligations -- maturity  value of
               $106,106,101 for an effective yield
               of 2.07% (collateralized  by Fannie
               Mae with yields ranging from 1.88%
               to 7.00% and due  dates ranging from
               December 15, 2004 to November 15,
               2030,  valued at $357,004,016)                       106,100,000
                                                                 --------------
               Total Short-term investments
               (cost $127,084,872)                                 $127,084,872
-------------------------------------------------------------------------------
               Total Investments
               (cost $830,018,211)                                 $828,526,558
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $710,622,275.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2004.

      TBA after the name of a security represents to be announced securities (Note 1).


Futures contracts outstanding at November 30, 2004

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate
10 yr (Long)                        $92,413,875       $91,691,475            Dec-04          $722,400
Euro 90 day (Long)                   17,554,050        17,596,365            Dec-04           (42,315)
Euro 90 day (Long)                    5,341,050         5,362,790            Mar-05           (21,740)
Euro 90 day (Long)                    5,326,200         5,341,527            Jun-05           (15,327)
Euro 90 day (Long)                    5,313,550         5,322,527            Sep-05            (8,977)
Euro 90 day (Long)                    5,302,825         5,305,665            Dec-05            (2,840)
Euro 90 day (Long)                    1,925,200         1,921,130            Mar-06             4,070
Euro 90 day (Long)                    1,922,700         1,917,130            Jun-06             5,570
U.S. Treasury Bond
10yr (Long)                          77,192,750        77,869,005            Mar-05          (676,255)
U.S. Treasury Note
30 yr (Short)                        53,190,375        54,411,457            Mar-05         1,221,082
U.S. Treasury Note
5 yr (Short)                         25,901,094        26,019,088            Mar-05           117,994
------------------------------------------------------------------------------------------------------
                                                                                           $1,303,662
------------------------------------------------------------------------------------------------------




TBA sale commitments outstanding at November 30, 2004
(proceeds receivable $25,911,595)

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6s, December 1, 2034                            $25,100,000          12/13/04       $25,903,983
------------------------------------------------------------------------------------------------------




Interest rate swap contracts outstanding at November 30, 2004

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.              $10,538,000           12/5/05          $(26,259)

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by three month USD-LIBOR.                    1,861,000          12/16/05             5,779

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
pay semi-annually the notional amount
multiplied by 4.64101% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                   39,362,000          12/11/13          (623,942)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                         21,743,000           12/9/05           (20,203)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         14,191,000           1/26/06            94,283

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         13,848,000           1/23/06            88,754

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         13,848,000           1/23/06            84,729

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          7,438,000           1/26/06            48,650

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                          5,783,000          12/16/13           (60,910)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,692,000           1/26/14            45,048

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,578,000           1/23/14            29,475

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,578,000           1/23/14            25,876

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.71% and receive quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                          4,268,000          12/15/13           (89,074)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,403,000           1/26/14            22,316

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                          1,020,000          12/15/05             1,240
------------------------------------------------------------------------------------------------------
                                                                                            $(374,238)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
November 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$723,918,211) (Note 1)                                           $722,426,558
-------------------------------------------------------------------------------
Investments in repurchase agreements, at value (identified
cost $106,100,000) (Note 1)                                       106,100,000
-------------------------------------------------------------------------------
Cash                                                                  129,929
-------------------------------------------------------------------------------
Interest and other receivables                                      5,577,656
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                192,103
-------------------------------------------------------------------------------
Receivable for securities sold                                     26,062,392
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           446,150
-------------------------------------------------------------------------------
Total assets                                                      860,934,788

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  41,388
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 110,064
-------------------------------------------------------------------------------
Payable for securities purchased                                  120,808,686
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,123,077
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   607,995
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            411,531
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 63,342
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,438
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                289,554
-------------------------------------------------------------------------------
Payable for open swaps (Note 1)                                       820,388
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$25,911,595) (Note 1)                                              25,903,983
-------------------------------------------------------------------------------
Other accrued expenses                                                130,067
-------------------------------------------------------------------------------
Total liabilities                                                 150,312,513
-------------------------------------------------------------------------------
Net assets                                                       $710,622,275

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $705,445,867
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,972,740
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)               3,758,285
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (554,617)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $710,622,275

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($340,044,259 divided by 65,867,871 shares)                             $5.16
-------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $5.16)*                  $5.33
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($180,802,181 divided by 34,941,824 shares)**                           $5.17
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($16,629,038 divided by 3,220,417 shares)**                             $5.16
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,399,180 divided by 1,620,478 shares)                                $5.18
-------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $5.18)*                  $5.29
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($71,596 divided by 13,866 shares)                        $5.16
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($164,676,021 divided by 31,951,285 shares)               $5.15
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2004

Interest income:                                                  $22,515,661
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,002,847
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,229,973
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               255,695
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             26,914
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,879
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 933,999
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,916,161
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 210,801
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  41,740
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     128
-------------------------------------------------------------------------------
Other                                                                 307,397
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                    35,170
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                              (35,170)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (760,323)
-------------------------------------------------------------------------------
Total expenses                                                      9,179,211
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (77,432)
-------------------------------------------------------------------------------
Net expenses                                                        9,101,779
-------------------------------------------------------------------------------
Net investment income                                              13,413,882
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,602,041
-------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                         (789,086)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,068,124
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         1,144,671
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts and TBA sale commitments during the year (2,845,141)
-------------------------------------------------------------------------------
Net gain on investments                                             2,180,609
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $15,594,491
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $13,413,882      $12,925,449
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                              5,025,750       12,165,422
-------------------------------------------------------------------------------
Net unrealized depreciation of investments        (2,845,141)      (1,734,560)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        15,594,491       23,356,311
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                         (5,996,426)      (7,617,460)
-------------------------------------------------------------------------------
  Class B                                         (2,253,619)      (3,076,877)
-------------------------------------------------------------------------------
  Class C                                           (180,753)        (241,025)
-------------------------------------------------------------------------------
  Class M                                           (151,327)        (234,336)
-------------------------------------------------------------------------------
  Class R                                               (354)              --
-------------------------------------------------------------------------------
  Class Y                                         (3,145,923)      (2,897,316)
-------------------------------------------------------------------------------
 From net realized short-term gain on investments
  Class A                                         (1,228,110)      (2,053,244)
-------------------------------------------------------------------------------
  Class B                                           (804,888)      (1,379,848)
-------------------------------------------------------------------------------
  Class C                                            (76,640)        (133,739)
-------------------------------------------------------------------------------
  Class M                                            (37,371)         (62,829)
-------------------------------------------------------------------------------
  Class R                                                 (3)              --
-------------------------------------------------------------------------------
  Class Y                                           (498,806)        (765,454)
-------------------------------------------------------------------------------
 From net realized long-term gain on investments
  Class A                                         (2,046,848)        (561,571)
-------------------------------------------------------------------------------
  Class B                                         (1,341,480)        (394,333)
-------------------------------------------------------------------------------
  Class C                                           (127,732)         (37,551)
-------------------------------------------------------------------------------
  Class M                                            (62,286)         (20,985)
-------------------------------------------------------------------------------
  Class R                                                 (5)              --
-------------------------------------------------------------------------------
  Class Y                                           (831,342)        (179,914)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               2,627               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (229,596,455)    (304,484,181)
-------------------------------------------------------------------------------
Total decrease in net assets                    (232,783,250)    (300,784,352)
-------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------
Beginning of year                                943,405,525    1,244,189,877
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $1,972,740 and
distributions in excess of net investment
income of $141,565, respectively)               $710,622,275     $943,405,525
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------


Per-share                                                        Year ended November 30
operating performance                    2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $5.18           $5.17           $5.10           $4.90           $4.81
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                     .10 (c)         .06             .17             .26 (f)         .28
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                        -- (d)         .04             .12             .19             .06
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .10             .10             .29             .45             .34
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                        (.08)           (.06)           (.20)           (.25)           (.25)
--------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      (.04)           (.03)           (.02)             --              --
--------------------------------------------------------------------------------------------------------------
Total distributions                      (.12)           (.09)           (.22)           (.25)           (.25)
--------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (d)          --              --              --              --
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $5.16           $5.18           $5.17           $5.10           $4.90
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   2.00            2.00            5.85            9.29            7.23
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $340,044        $439,463        $588,232        $327,332        $217,197
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                1.01 (c)         .98             .97             .96            1.00
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.82 (c)        1.26            3.18            5.15            5.84
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 262.64          509.05 (e)      538.64 (e)      224.31 (e)      401.30
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.10% based on average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------


Per-share                                                        Year ended November 30
operating performance                    2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $5.19           $5.18           $5.11           $4.91           $4.81
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                     .06 (c)         .03             .14             .23 (f)         .25
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                       .01             .04             .12             .19             .07
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .07             .07             .26             .42             .32
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                        (.05)           (.03)           (.17)           (.22)           (.22)
--------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      (.04)           (.03)           (.02)             --              --
--------------------------------------------------------------------------------------------------------------
Total distributions                      (.09)           (.06)           (.19)           (.22)           (.22)
--------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (d)          --              --              --              --
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $5.17           $5.19           $5.18           $5.11           $4.91
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   1.38            1.38            5.21            8.61            6.79
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $180,802        $290,981        $410,169        $194,202        $103,543
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                1.61 (c)        1.58            1.57            1.56            1.60
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.21 (c)         .65            2.47            4.49            5.24
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 262.64          509.05 (e)      538.64 (e)      224.31 (e)      401.30
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.10% based on average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------


Per-share                                                        Year ended November 30
operating performance                    2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $5.18           $5.17           $5.10           $4.90           $4.81
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                     .06 (c)         .02             .13             .21 (f)         .24
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                        -- (d)         .04             .12             .20             .06
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .06             .06             .25             .41             .30
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                        (.04)           (.02)           (.16)           (.21)           (.21)
--------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      (.04)           (.03)           (.02)             --              --
--------------------------------------------------------------------------------------------------------------
Total distributions                      (.08)           (.05)           (.18)           (.21)           (.21)
--------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (d)          --              --              --              --
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $5.16           $5.18           $5.17           $5.10           $4.90
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   1.24            1.23            5.06            8.46            6.38
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $16,629         $28,346         $38,613         $18,335          $5,221
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                1.76 (c)        1.73            1.72            1.71            1.75
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.06 (c)         .49            2.38            4.23            5.12
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 262.64          509.05 (e)      538.64 (e)      224.31 (e)      401.30
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.10% based on average net assets for class C shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------


Per-share                                                        Year ended November 30
operating performance                    2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $5.20           $5.18           $5.11           $4.92           $4.82
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                     .09 (c)         .05             .16             .25 (f)         .26
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .01             .06             .12             .18             .08
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .10             .11             .28             .43             .34
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                        (.08)           (.06)           (.19)           (.24)           (.24)
--------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      (.04)           (.03)           (.02)             --              --
--------------------------------------------------------------------------------------------------------------
Total distributions                      (.12)           (.09)           (.21)           (.24)           (.24)
--------------------------------------------------------------------------------------------------------------
Redemption fees                            --  (d)         --              --              --              --
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $5.18           $5.20           $5.18           $5.11           $4.92
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   1.85            2.04            5.68            8.88            7.26
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $8,399         $12,376         $21,874         $15,244          $9,121
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                1.16 (c)        1.13            1.12            1.11            1.15
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.66 (c)        1.12            3.07            4.95            5.69
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 262.64          509.05 (e)      538.64 (e)      224.31 (e)      401.30
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.10% based on average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------
                                                      For the
                                                       period
                                                  December 1,
                                                     2003+ to
Per-share                                         November 30
operating performance                                    2004
-------------------------------------------------------------------
Net asset value,
beginning of period                                     $5.18
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment income                                     .08
-------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                .01
-------------------------------------------------------------------
Total from
investment operations                                     .09
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net
investment income                                        (.07)
-------------------------------------------------------------------
From net realized
gain on investments                                      (.04)
-------------------------------------------------------------------
Total distributions                                      (.11)
-------------------------------------------------------------------
Redemption fees                                            -- (d)
-------------------------------------------------------------------
Net asset value,
end of period                                           $5.16
-------------------------------------------------------------------
Total return at
net asset value (%)(a)                                   1.78
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $72
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                1.26 (c)
-------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                1.63 (c)
-------------------------------------------------------------------
Portfolio turnover (%)                                 262.64
-------------------------------------------------------------------

  + Commencement of operations.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.10% based on average net assets for class R shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------------------
Per-share                                                        Year ended November 30
operating performance                    2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $5.17           $5.16           $5.09           $4.90           $4.80
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                     .11 (c)         .07             .18             .27 (f)         .29
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .01             .05             .12             .18             .07
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .12             .12             .30             .45             .36
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                        (.10)           (.08)           (.21)           (.26)           (.26)
--------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      (.04)           (.03)           (.02)             --              --
--------------------------------------------------------------------------------------------------------------
Total distributions                      (.14)           (.11)           (.23)           (.26)           (.26)
--------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (d)          --              --              --              --
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $5.15           $5.17           $5.16           $5.09           $4.90
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   2.28            2.27            6.13            9.35            7.73
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $164,676        $172,240        $185,303        $171,498        $132,245
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 .76 (c)         .73             .72             .71             .75
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                2.07 (c)        1.51            3.55            5.41            6.11
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 262.64          509.05 (e)      538.64 (e)      224.31 (e)      401.30
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.10% based on average net assets for class Y shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
November 30, 2004


Note 1
Significant accounting policies

Putnam Limited Duration Government Fund (the "fund"), a Massachusetts business trust, formerly Putnam Intermediate U.S. Government Income Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, class M and class R shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee that is higher than class A shares but lower than class B, class C and class R shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A and class M shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible pur chasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant account ing policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account Pursuant to an Executive Order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata through out the period on a daily basis. Such distributions are recorded daily and paid monthly. Distribu tions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, realized and unrealized gains and losses on certain futures contracts, tax equalization and income on swap contract . Reclassi fications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2004, the fund reclassified $428,825 to increase undistributed net investment income and $683,645 to increase paid-in-capital, with an decrease to accumulated net realized gains of $1,112,470.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation             $1,821,929
Unrealized depreciation             (3,387,620)
                                  ------------
Net unrealized depreciation         (1,565,691)
Undistributed short term gain        5,924,414
Cost for federal income
tax purposes                      $830,092,249


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2004, Putnam Management waived $760,323 of its management fee from the fund.

For the period ended November 30, 2004, Putnam Management has assumed $35,170 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended November 30, 2004, the fund paid PFTC $2,261,201 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2004, the fund's expenses were reduced by $77,432 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,212, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40%, and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $36,395 and $557 from the sale of class A and class M shares, respectively, and received $564,122 and $13,760 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received $5,202 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,111,709,235 and $1,578,462,504, respectively. Purchases and sales of U.S. government securities aggregated $573,375,611 and $388,920,530, respectively.


Note 4
Capital shares

At November 30, 2004 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         15,553,592       $80,377,452
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,647,428         8,515,434
----------------------------------------------------------------
                                    17,201,020        88,892,886

Shares repurchased                 (36,136,818)     (186,767,835)
----------------------------------------------------------------
Net decrease                       (18,935,798)     $(97,874,949)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         40,870,621      $212,807,861
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,766,174         9,186,018
----------------------------------------------------------------
                                    42,636,795       221,993,879

Shares repurchased                 (71,702,985)     (372,467,388)
----------------------------------------------------------------
Net decrease                       (29,066,190)    $(150,473,509)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,182,510       $31,994,563
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       697,613         3,617,674
----------------------------------------------------------------
                                     6,880,123        35,612,237

Shares repurchased                 (27,966,127)     (144,882,038)
----------------------------------------------------------------
Net decrease                       (21,086,004)    $(109,269,801)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         27,051,608      $141,158,852
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       759,903         3,959,532
----------------------------------------------------------------
                                    27,811,511       145,118,384

Shares repurchased                 (51,012,561)     (265,593,909)
----------------------------------------------------------------
Net decrease                       (23,201,050)    $(120,475,525)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,270,041        $6,564,472
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        63,269           327,127
----------------------------------------------------------------
                                     1,333,310         6,891,599

Shares repurchased                  (3,581,250)      (18,538,634)
----------------------------------------------------------------
Net decrease                        (2,247,940)     $(11,647,035)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,444,566       $23,154,160
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        64,617           335,942
----------------------------------------------------------------
                                     4,509,183        23,490,102

Shares repurchased                  (6,513,079)      (33,841,863)
----------------------------------------------------------------
Net decrease                        (2,003,896)     $(10,351,761)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            549,737        $2,860,401
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        45,045           227,790
----------------------------------------------------------------
                                       594,782         3,088,191

Shares repurchased                  (1,353,201)       (7,025,424)
----------------------------------------------------------------
Net decrease                          (758,419)      $(3,937,233)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,060,755        $5,544,300
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        53,673           280,251
----------------------------------------------------------------
                                     1,114,428         5,824,551

Shares repurchased                  (2,955,981)      (15,431,383)
----------------------------------------------------------------
Net decrease                        (1,841,553)      $(9,606,832)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to November 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             14,014           $71,093
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            70               359
----------------------------------------------------------------
                                        14,084            71,452

Shares repurchased                        (218)           (1,121)
----------------------------------------------------------------
Net increase                            13,866           $70,331
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,776,775       $14,518,764
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       902,881         4,476,071
----------------------------------------------------------------
                                     3,679,656        18,994,835

Shares repurchased                  (5,017,181)      (25,932,603)
----------------------------------------------------------------
Net decrease                        (1,337,525)      $(6,937,768)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,975,481       $31,054,809
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       738,901         3,836,429
----------------------------------------------------------------
                                     6,714,382        34,891,238

Shares repurchased                  (9,349,490)      (48,467,792)
----------------------------------------------------------------
Net decrease                        (2,635,108)     $(13,576,554)
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $588,190 as long term capital gain, for its taxable year ended November 30, 2004.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                    Votes             Votes
                                    for               withheld
-----------------------------------------------------------------
Jameson A. Baxter                   74,783,919        15,685,530
Charles B. Curtis                   74,819,539        15,649,910
Myra R. Drucker                     74,722,852        15,746,597
Charles E. Haldeman, Jr.            74,777,277        15,692,172
John A. Hill                        74,765,288        15,704,161
Ronald J. Jackson                   74,825,309        15,644,140
Paul L. Joskow                      74,791,278        15,678,171
Elizabeth T. Kennan                 74,746,193        15,723,256
John H. Mullin, III                 74,843,527        15,625,922
Robert E. Patterson                 74,863,342        15,606,107
George Putnam, III                  74,807,895        15,661,554
A.J.C. Smith                        74,718,848        15,750,601
W. Thomas Stephens                  74,829,917        15,639,532
Richard B. Worley                   74,741,422        15,728,027

  A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was adjourned.*

  A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was adjourned.*

  A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was adjourned.*

  A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was adjourned.*

* Since sufficient votes in favor of this proposal were not received as of November 11, 2004, the shareholder meeting with respect to this proposal has been adjourned until no later than January 10, 2005 to permit further solicitation in the Trustees' discretion.

  All tabulations are rounded to nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of November 30, 2004, there were 110 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. During  2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January 2004, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam
  Limited Duration Government Income Fund (formerly Putnam
  Intermediate U.S. Government Income Fund) and Putnam
  Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Limited Duration Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN036-216563  1/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Limited Duration Government Income Fund
(formerly Putnam Intermediate U.S. Government Income Fund)
Supplement to Annual Report dated 11/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/04

                                                                        NAV

1 year                                                                 2.28%
5 years                                                               30.72
Annual average                                                         5.50
10 years                                                              83.03
Annual average                                                         6.23
Life of fund (since class A inception, 2/16/93)
Annual average                                                         5.38

Share value:                                                            NAV

11/30/03                                                              $5.17
11/30/04                                                              $5.15

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                     12      $0.095855             $0.40       $0.135855

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (10/1/97) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 13-14 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 11/30/04

                                    Class Y
Expenses paid per $1,000*           $3.84
Ending value (after expenses)       $1,021.40

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 11/30/04
                                    Class Y
Expenses paid per $1,000*           $3.84
Ending value (after expenses)       $1,021.20

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                           0.76%
Average annualized expense ratio for Lipper peer group ++       0.79%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
November 30, 2004   $30,177*    $--             $3,800    $217
November 30, 2003   $25,300     $--             $3,300    $--

*Includes fees of $ 1,077 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2004 and November 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $4,017 and $3,300 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
November 30, 2004   $--             $--   $--         $--
November 30, 2003   $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005